UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 13, 2008
U.S. BANCORP

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-6880	41-0255900

(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall
Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)
(651) 466-3000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sale of Equity Securities
Item 3.03. Material Modification to Rights of Security Holders.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-4.1
EX-4.2
EX-10.1

Item 1.01. Entry into a Material Definitive Agreement
          On November 14, 2008, U.S. Bancorp, a Delaware corporation (the “Company”), entered into a letter agreement, including a Securities Purchase Agreement—Standard Terms incorporated therein (collectively, the “Agreement”), with the U.S. Department of the Treasury pursuant to the TARP Capital Purchase Program. A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Under the Agreement, the Company issued to the U.S. Department of the Treasury, on November 14, 2008, 6.599 million shares of Preferred Stock (as defined below) and a warrant (the “Warrant”) to purchase up to 32,679,102 shares of U.S. Bancorp common stock at an initial exercise price of $30.29 per share for an aggregate purchase price of $6.599 billion in cash. A copy of the Warrant is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
          The Agreement contains limitations on certain actions of the Company, including, but not limited to, payment of dividends in excess of the Company’s current quarterly cash dividend of $0.425 per share, redemptions and acquisitions of Company equity securities, and compensation of senior executive officers. You should refer to the documents incorporated herein by reference for a complete description of these limitations.
Item 3.02. Unregistered Sale of Equity Securities.
          The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
          The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
          On November 13, 2008, the Company filed a Certificate of Designations for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of a new series of Series E Fixed Rate Cumulative Perpetual Preferred Stock, par value $1.00 per share and liquidation preference of $1,000 per share (the “Preferred Stock”) in connection with the Agreement. The Certificate of Designations was effective immediately upon filing. A copy of the Certificate of Designations is attached hereto as Exhibit 4.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

4.1	Warrant to Purchase Shares of U.S. Bancorp Common Stock dated November 14, 2008.

4.2	Certificate of Designations of U.S. Bancorp with respect to Series E Fixed Rate Cumulative Perpetual Preferred Stock dated November 13, 2008.

10.1	Letter Agreement including the Securities Purchase Agreement—Standard Terms incorporated therein, between U.S. Bancorp and The United States Department of the Treasury, dated November 14, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
Date: November 14, 2008	By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Secretary

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